                                                                   EXHIBIT 10.6a


                     THIRD AMENDMENT TO AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

         This Third Amendment to Amended and Restated Receivables Purchase Agreement, dated as of August 9, 2002 (this "Amendment"), is among D&K RECEIVABLES CORPORATION, a Delaware corporation ("Seller"), D&K HEALTHCARE RESOURCES, INC., a Delaware corporation ("Parent"), BLUE KEEL FUNDING, LLC, a Delaware limited liability company ("Blue Keel"), MARKET STREET FUNDING CORPORATION, a Delaware corporation ("Market Street"), FIFTH THIRD BANK, INDIANA, an Indiana banking corporation ("Fifth Third Indiana"; and, together with Blue Keel, and Market Street, the "Purchasers"), PNC BANK, NATIONAL ASSOCIATION, a national banking association, as agent for Market Street (the "Market Street Agent"), FIFTH THIRD BANK, an Ohio banking corporation, as agent for Fifth Third Indiana (the "Fifth Third Agent"), and FLEET SECURITIES, INC., a New York corporation (as assignee of Fleet National Bank), as agent for Blue Keel (in such capacity, the "Blue Keel Agent") and as administrator for Purchasers (in such capacity, the "Administrator").

                                   BACKGROUND

         1. Seller, Parent, Blue Keel, Market Street, the Market Street Agent, the Blue Keel Agent and the Administrator are parties to that certain Amended and Restated Receivables Purchase Agreement, dated as of June 8, 2001, as amended by the First Amendment to Amended and Restated Receivables Purchase Agreement, dated as of December 20, 2001, and the Second Amendment to Amended and Restated Receivables Purchase Agreement, dated as of January 15, 2002 (the "Receivables Purchase Agreement").

         2. The parties hereto desire to amend the Receivables Purchase Agreement to add Fifth Third Indiana as a Purchaser and in certain other respects as set forth herein.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

         SECTION 2. Purchase Limit. Section 1.01 of the Receivables Purchase Agreement is hereby amended by deleting the phrase: "$175,000,000 for the period from and including January 15, 2002 to but excluding April 16, 2002 and $150,000,000 thereafter" where it appears in clause (a) of the proviso thereto and substituting therefor the following: "$200,000,000".

         SECTION 3. Certain Definitions. Appendix A to the Receivables Purchase Agreement is hereby amended by deleting the definitions of "Agent", "Commitment", and "Purchaser" in their entirety and substituting therefor the following:

                  "Agent" means each of the Market Street Agent, the Blue Keel Agent and the Fifth Third Agent.

                  "Commitment" means (i) with respect to Blue Keel, $75,000,000,
         (ii) with respect to Market Street, $75,000,000 and (iii) with respect to Fifth Third Indiana, $50,000,000.

                  "Purchaser" means each of Blue Keel, Market Street, Fifth Third Indiana and their successors and permitted assigns.

         The following definitions shall be added to Appendix A to the Receivables Purchase Agreement, in the appropriate alphabetical order:

                  "Fifth Third Agent" means Fifth Third Bank, an Ohio banking corporation, as agent for Fifth Third Indiana.

                  "Fifth Third Indiana" means Fifth Third Bank, Indiana, an Indiana banking corporation.

         The definition of "Fee Letter" set forth in Appendix A to the Receivables Purchase Agreement shall include the Fee Letter, dated as of August 9, 2002, among Seller, Parent and the Fifth Third Agent, as amended from time to time.

         SECTION 4. Deemed Collections. Section 3.02 of the Receivables Purchase Agreement is hereby amended by (i) deleting the word "or" at the end of clause
(ii) of paragraph (a) thereof, (ii) adding the word "or" at the end of clause
(iii) of paragraph (a) thereof, (iii) adding a new clause to paragraph (a) thereof as follows:

                  (iv) Seller or Servicer does not apply any payment by an Obligor in accordance with Section 8.06,",

(iv) deleting the word "and" at the end of clause (II) of paragraph (a), (v) deleting the period at the end of clause (III) of paragraph (a), and substituting therefor the word "; and", and (vi) adding a new clause at the end of paragraph (a) as follows: "(IV) in a case of clause (iv) above, in the amount of such misapplied payment."

         SECTION 5. Business Day. The definition of "Business Day" that appears in Appendix A to the Receivables Purchase Agreement is hereby amended by adding the phrase "Cincinnati, Ohio, Evansville, Indiana" after the words "Chicago, Illinois" where they appear in clause (ii) thereof.

         SECTION 6. Majority Purchasers. The definition of "Majority Purchasers" that appears in Appendix A to the Receivables Purchase Agreement is hereby amended by deleting the number "66-2/3%" where it appears therein and substituting therefor the number "51%".

         SECTION 7. Cost of Funds. The definition of "Cost of Funds Rate" that appears in Appendix A to the Receivables Purchase Agreement is hereby amended by adding a new clause at the end thereof as follows: "and (C) with respect to Fifth Third Indiana, a rate calculated by the Fifth Third Agent equal to the per annum rate equivalent to the "weighted average cost" (as defined below) related to the issuance of Fountain Square Commercial Paper Corporation's ("Fountain Square") Commercial Paper Notes that are allocated, in whole or in part, by Fountain

Square (or by the Fifth Third Agent) to fund or maintain such portion of Capital (and which may also be allocated in part to the funding of other portions of Capital hereunder or of other assets of Fountain Square); provided, however, that if any component of such rate is a discount rate, in calculating the "Cost of Funds Rate" for such portion of Capital for such Earned Discount Period, Fountain Square shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum. As used in this definition, Fountain Square's "weighted average cost" shall consist of (x) the actual interest rate (or discount) paid to purchasers of Fountain Square's Commercial Paper Notes, together with the commissions of placement agents and dealers in respect of such Notes, to the extent such commissions are allocated, in whole or in part, to such Commercial Paper Notes by Fountain Square (or by the Fifth Third Agent) and (y) any incremental carrying costs incurred with respect to Fountain Square's Commercial Paper Notes maturing on dates other than those on which corresponding funds are received by Fountain Square. In the event that Fifth Third Indiana's portion of the Capital is funded by a conduit (the "New Conduit") other than Fountain Square, the phrase "Fountain Square" wherever it is used in this definition shall be replaced with the name of the New Conduit.

         SECTION 8. Notice Address. The notice address for Fifth Third Indiana and the Fifth Third Agent shall be as follows:

                           Gerald Slaton/Judy Huls
                           Fifth Third Bank
                           38 Fountain Square Plaza
                           MD: 1090h9
                           Cincinnati, OH 45263

                           Telephone: 513-534-8446
                           Facsimile: 513-534-0875

         SECTION 9. Addition of Fifth Third Indiana. On such Business Day as the Agents shall mutually agree on, Fifth Third Indiana shall purchase from Market Street and Blue Keel, and Market Street and Blue Keel shall assign to Fifth Third Indiana (and each of them does hereby assign effective as of such date), 25% of the Asset Interest, which purchase shall be made for an amount equal to 25% of the outstanding Capital on such day. Until such purchase by Fifth Third Indiana, Fifth Third Indiana shall have no outstanding Capital and shall not be accruing Earned Discount until such purchase.

         SECTION 10. Assignment by Fleet National Bank. Fleet National Bank ("Fleet") hereby assigns to Fleet Securities, Inc. ("FSI"), and FSI hereby accepts and assumes, all of Fleet's right, claims and obligations as the Administrator and as Blue Keel Agent. From and after the date of this Amendment, each and every reference in the Transaction Documents to the Administrator and the Blue Keel Agent shall be deemed to be references to FSI. Fleet and the other parties hereto hereby authorize FSI to file assignments of, and amendments to, the UCC financing statements filed in connection with the transactions contemplated by the Transaction Documents in order to reflect the assignment to FSI.

         SECTION 11. Representations and Warranties; Further Assurance. Each of Parent and Seller hereby represents and warrants that, after giving effect to this Amendment, (i) the representations and warranties contained in Article VI of the Receivables Purchase Agreement are true and correct on and as of the date hereof and shall be deemed to have been made on such date (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct in all material respects as of such earlier date) and (ii) no Liquidation Event or Unmatured Liquidation Event has occurred and is continuing. Each of Parent and Seller hereby (i) authorizes the Administrator to file any amendments to the UCC financing statements filed in connection with the transactions contemplated by the Receivables Purchase Agreement as the Administrator may reasonably deem appropriate to reflect the terms of this Amendment and (ii) agrees to promptly deliver such certificates, opinions and other documents as the Administrator or any Agent may request in connection with this Amendment.

         SECTION 12. Miscellaneous. The Receivables Purchase Agreement, as amended hereby, remains in full force and effect. Any reference to the Receivables Purchase Agreement from and after the date hereof shall be deemed to refer to the Receivables Purchase Agreement as amended hereby. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Seller, on demand, shall pay, or reimburse the Administrator for, all of the costs and expenses, including legal fees and disbursements, incurred by the Administrator or any Purchaser in connection with this Amendment.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]




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

         IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.

                                            D&K RECEIVABLES CORPORATION


                                            By: /s/ THOMAS S. HILTON
                                               ---------------------------------
                                            Name: Thomas S. Hilton
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------


                                            D&K HEALTHCARE RESOURCES, INC.


                                            By: /s/ THOMAS S. HILTON
                                               ---------------------------------
                                            Name: Thomas S. Hilton
                                                 -------------------------------
                                            Title: Senior Vice President & CFO
                                                  ------------------------------

                                            BLUE KEEL FUNDING, LLC,
                                            as a Purchaser


                                            By: /s/ ANDREW M. YEARDE
                                               ---------------------------------
                                            Name: Andrew M. Yearde
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            FLEET NATIONAL BANK (for purposes of
                                            Section 10 of the foregoing
                                            amendment)


                                            By: /s/ G. ALISTER BARAZ
                                               ---------------------------------
                                            Name: G. Alister Baraz
                                                 -------------------------------
                                            Title: Sr Vice President
                                                  ------------------------------



                                            FLEET SECURITIES, INC., as Blue Keel
                                            Agent and as the Administrator


                                            By: /s/ AMY S. ROBERTS
                                               ---------------------------------
                                            Name: Amy S. Roberts
                                                 -------------------------------
                                            Title: Managing Director
                                                  ------------------------------

                                            MARKET STREET FUNDING CORPORATION,
                                            as a Purchaser


                                            By: /s/ EVELYN ECHEVARRIA
                                                --------------------------------
                                            Name: EVELYN ECHEVARRIA
                                                  ------------------------------
                                            Title: VICE PRESIDENT
                                                   -----------------------------

                                            PNC BANK, NATIONAL ASSOCIATION, as
                                            Market Street Agent


                                            By: /s/ WILLIAM P. FALCON
                                                --------------------------------
                                            Name: WILLIAM P. FALCON
                                                  ------------------------------
                                            Title: ASSISTANT VICE PRESIDENT
                                                   -----------------------------

                                            FIFTH THIRD BANK, INDIANA, as a
                                            Purchaser


                                            By: /s/ SHAWN D. HAGAN
                                                --------------------------------
                                            Name: SHAWN D. HAGAN
                                                  ------------------------------
                                            Title: VICE PRESIDENT
                                                   -----------------------------

                                            FIFTH THIRD BANK, as Fifth Third
                                            Agent


                                            By: /s/ ROBERT O. FINLEY
                                                ----------------------------
                                            Name: Robert O. Finley
                                                  --------------------------
                                            Title: Vice President
                                                   -------------------------